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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 22, 2000
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                            SMITH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                             1-8514                     95-3822631
(STATE OR OTHER JURISDICTION OF              (COMMISSION                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)              FILE NUMBER)              IDENTIFICATION NO.)
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                               16740 HARDY STREET
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      77032
                                   (ZIP CODE)


                                 (281) 443-3370
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5:  OTHER EVENTS

         A copy of the press release announcing the Company's outlook for first quarter 2000 results is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of businesses acquired

         Not applicable.

    (b)  Pro forma financial information

         Not applicable.

    (c)  Exhibits

         99.1  Press Release issued by the Registrant dated March 22, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SMITH INTERNATIONAL, INC.

                                    /s/ NEAL S. SUTTON
                                    --------------------------------------------
                                    By:  Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary


Date:  March 22, 2000





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                                  EXHIBIT INDEX


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
EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
   99.1            Press Release dated March 22, 2000.
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